Exhibit 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2003

Pursuant to 18 U.S.C. §1350 (as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2003), I, the undersigned Chief Executive Officer of Transport Corporation of America, Inc. (the “Company”), hereby certify that the Quarterly Report on Form 10-Q of the Company for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: November 7, 2003	/s/ Michael J. Paxton

Michael J. Paxton Chairman, President and Chief Executive Officer

25